                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 2007

                        NORTHEAST COMMUNITY BANCORP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

      UNITED STATES                        0-51852               06-178-6701
      -------------                        -------               -----------
(State or other jurisdiction of          (Commission            (IRS Employer
 incorporation or organization)          File Number)       Identification No.)


325 HAMILTON AVENUE, WHITE PLAINS, NEW YORK                           10601
-------------------------------------------                           -----
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (914) 684-2500
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS
             ------------

      On September 27, 2007, Northeast Community Bancorp, Inc. (the "Company") announced that the Company's Board of Directors had declared a cash dividend on the Company's outstanding shares of stock. The dividend of $0.03 per share will be paid on or about November 15, 2007 to stockholders of record on October 12, 2007. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ----------------------------------

             (d)   Exhibits

                   Number         Description
                   ------         -----------

                   99.1           Press Release dated September 27, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTHEAST COMMUNITY BANCORP, INC.
                                   (Registrant)



Date: September 27, 2007           By: /s/ Kenneth A. Martinek
                                       -------------------------------------
                                       Kenneth A. Martinek
                                       President and Chief Executive Officer